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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 18, 2004

                                VECTOR GROUP LTD.
             (Exact Name of Registrant as Specified in Its Charter)

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            DELAWARE                     1-5759                             65-0949535
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
(State or Other Jurisdiction of   (Commission File Number)      (I.R.S. Employer Identification No.)
       Incorporation)
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100 S.E. SECOND STREET, MIAMI, FLORIDA                          33131
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (305) 579-8000
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)

              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On November 18, 2004, Vector Group Ltd. (the "Company") completed the sale of $65.5 million of its 5% Variable Interest Senior Convertible Notes due 2011 (the "Notes") to qualified institutional buyers in accordance with Rule 144A of the Securities Act of 1933, as amended. The buyers of the Notes will have the right, for a 120-day period ending on March 18, 2005, to purchase an additional $16.375 million of the Notes. The Notes are governed by the terms of an Indenture, dated as of November 18, 2004 (the "Indenture"), between the Company and Wells Fargo Bank, N.A., as Trustee, a copy of which is attached hereto as Exhibit 4.1.

            On November 19, 2004, the Company used the net proceeds of the issuance to redeem at par all of the remaining $63 million principal amount of the 10% Senior Secured Notes due March 31, 2006 issued by the Company's subsidiary, VGR Holding Inc. The redemption price, together with accrued and unpaid interest, was $65.17 million.

            On November 18, 2004, in connection with the closing of the sale of the Notes, Bennett S. LeBow, as the principal stockholder of the Company, and LeBow Gamma Limited Partnership entered into a Master Securities Loan Agreement and accompanying letter agreement (together, the "Agreement") with Jefferies & Company, Inc. ("Jefferies"), the placement agent for the Notes. Copies of the Agreement are incorporated as Exhibits 10.1 and 10.2 hereto. Under the Agreement, LeBow Gamma Limited Partnership has agreed to lend Jefferies from time to time up to 3,472,875 shares of the Company's common stock held by LeBow Gamma Limited Partnership (the "Shares") for the purpose of allowing Jefferies, in turn, to lend such Shares to its customers (including the purchasers of the Notes) who may, from time to time, sell such Shares short. The Shares must be available for an initial period of 30 months. After the end of such initial 30-month period until November 15, 2011, the Shares also must be available during any period in which Mr. LeBow, any member of his immediate family and any person or group controlled by Mr. LeBow or any member of his immediate family (or any trust or partnership controlled by any of the foregoing), either individually or collectively, are beneficial owners of more than 50% of the aggregate ordinary voting power of the Company. Mr. LeBow and LeBow Gamma Limited Partnership have the right to assign to Howard Lorber some or all of their obligation to lend the Shares under the Agreement. LeBow Gamma Limited Partnership also agreed with Jefferies that it will not dispose of the Shares during the period that they must be available under the Agreement, subject to limited exceptions.

            In connection with the private offering of the Notes, the purchasers of the Notes required that Mr. LeBow, as the principal stockholder of the Company, grant Jefferies the right to borrow the Shares from Mr. LeBow or an entity affiliated with him as discussed above. In consideration for Mr. LeBow, as the Company's principal stockholder, agreeing to lend the Shares in order to facilitate the Company's offering of the Notes and accepting the resulting liquidity risk, the Company and Mr. LeBow entered into a letter agreement (the "Letter Agreement") on November 22, 2004 whereby the Company agreed to pay Mr. LeBow or an affiliate designated by him an annual fee, payable on a quarterly basis in cash or, by mutual agreement of the Company and Mr. LeBow, in shares of common stock, equal to 1% of the aggregate market value of the Shares. In addition, the Company agreed to hold Mr. LeBow harmless on an after-tax basis against any increase, if any, in the income tax rate applicable to dividends paid on the Shares as a result of the Letter Agreement. In the event of an assignment

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by Mr. LeBow to Mr. Lorber of some or all of the obligation to lend Shares under the Agreement, the rights of Mr. LeBow under the Letter Agreement will be assigned on a pro rata basis to Mr. Lorber. A copy of the Letter Agreement is incorporated as Exhibit 10.3 hereto.

            The summary of the foregoing transaction is qualified in its entirety by reference to the text of the related agreements, which are included as exhibits hereto and are incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

            See Item 1.01, which is incorporated herein by reference.

ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

            See Item 1.01, which is incorporated herein by reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

            See Item 1.01, which is incorporated herein by reference.

ITEM 5.05. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

            On November 22, 2004, the Company entered into the Letter Agreement with Mr. LeBow, as the principal stockholder of the Company, in connection with his entry into the Agreement to lend the Shares in order to facilitate the Company's offering of the Notes. See Item 1.01, which is incorporated herein by reference. The Audit Committee of the Company approved the Letter Agreement, including any assignment thereof to Mr. Lorber, on November 22, 2004 and granted an exception under the Company's Code of Business Conduct and Ethics in order to permit the Company to enter into the Letter Agreement and any assignment thereof.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c)      Exhibits

            The following Exhibits are filed herewith:

            Exhibit 4.1. Indenture, dated as of November 18, 2004, among Vector Group Ltd. and Wells Fargo Bank, N.A., relating to the 5% Variable Interest Senior Convertible Notes due 2011 (the "Notes"), including the form of Note.

            Exhibit 10.1. Master Securities Loan Agreement, dated November 18, 2004, between LeBow Gamma Limited Partnership and Jefferies (incorporated by reference to Exhibit 12 to Amendment No. 11,

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                              dated November 23, 2004, to the Schedule 13D filed
                              by Bennett S. LeBow with respect to the Company's common stock).

            Exhibit 10.2. Agreement, dated November 18, 2004, between Mr. LeBow, LeBow Gamma Limited Partnership and Jefferies (incorporated by reference to Exhibit 13 to Amendment No. 11, dated November 23, 2004, to the Schedule 13D filed by Bennett S. LeBow with respect to the Company's common stock).

            Exhibit 10.3. Letter Agreement, dated November 22, 2004, between the Company and Mr. LeBow (incorporated by reference to Exhibit 14 to Amendment No. 11, dated November 23, 2004, to the Schedule 13D filed by Bennett S. LeBow with respect to the Company's common stock).

            Exhibit 99.1.     Press Release dated November 18, 2004.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VECTOR GROUP LTD.

                                  By: /s/ Joselynn D. Van Siclen
                                      ------------------------------------------
                                      Joselynn D. Van Siclen
                                      Vice President and Chief Financial Officer

Date: November 23, 2004

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